SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                            Form 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):
                          July 23, 1997

                    Reliance Financial, Inc.
     (Exact name of registrant as specified in its charter)

        Delaware                0-25768            43-1703958
-----------------------    -----------------     ----------------
    (State or other      (Commission File No.)   (I.R.S. Employer
    jurisdiction of                           Identification No.)


         Registrant's telephone number, including area code:
                          (314) 631-7500

                          Not Applicable
    ---------------------------------------------------------
    (Former name or former address, if changed since last report)

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Item 5.   Other Events.

     On July 23, 1997, Reliance Financial, Inc. (the
"Registrant") announced that it will hold its 1997 Annual Meeting of Stockholders on August 21, 1997, at 2:00 p.m. at the Registrant's main office in St. Louis County, Missouri.

     For further information, reference is made to the Registrant's press release dated July 23, 1997, which is included herein as an exhibit.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     The following Exhibits are filed as part of this report:

     Exhibit 99.1   Registrant's press release dated July 23,
                    1997.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              RELIANCE FINANCIAL, INC.


DATE: July 24, 1997           By:  /s/ John E. Bowman
                                   ------------------------------
                                   John E. Bowman
                                   President and
                                   Chief Executive Officer

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                          EXHIBIT 99.1

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